Exhibit 99.1
Pat Hassey, Chairman, President and Chief Executive Officer August 6, 2007

This presentation contains forward-looking statements. Actual results may differ materially from results anticipated in the forward-looking statements. These and additional risk factors are described from time to time in the Company's filings with the Securities and Exchange Commission, including its Report on Form 10-K for the year ended December 31, 2006.

Profitable Growth - Sales 2002 2003 2004 2005 2006 East 1.9 1.9 2.7 3.5 4.9 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales $1.9 $2.7 $3.5 $4.9 Billions Driven By: Long-term strong demand from aerospace and defense market. Quantum leap in titanium alloys used in the next-generation commercial aircraft. Increasing demand from markets that are vital to building and rebuilding the global infrastructure. Higher raw material surcharges. 37% CAGR

Profitable Growth - Operating Profit 2002 2003 2004 2005 2006 High Performance Metals 1.9 26.2 86 335 657 Flat-Rolled Products 30.6 -14.1 63 154 348 Engineered Products 45.9 7.8 21 47.5 57 Millions Driven By: Growth in High Performance Metals segment Transformation of Flat-Rolled Products Segment - not the stainless business it used to be Operational execution across our segments Benefits of ATI Business System Segment Operating Profit $657 $348 $57 $1,062 $537 $170 $20 $335 $154 $48 Reflects the adoption of FASB staff position titled "Accounting for Planned Major Maintenance Activities"

Cash Flow - Investing for Growth Cash and Cash Equivalents 2002 2003 2004 2005 2006 6/30/2007 East 59 80 251 363 502 530 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $80 $251 $363 $502 Millions Cumulative 2006 & 2007 YTD Investments $853 million - managed working capital $390 million - capital investments $100 million - voluntary pension contribution* $70 million - dividend payments** *ATI made $250 million of voluntary pension contributions during 2004- 2006. ** ATI increased dividend in each of the last 2 years. $530

Q2 First Half Sales $1.47 Billion $2.84 Billion Net Income $207 Million $404 Million Segment Operating Profit $357 Million $698 Million Earnings Per Share $2.00 $3.93 ATI Second Quarter & First Half 2007 Results First Half 2007 Compared to Same Period Last Year: Sales 26% Higher Net Income 61% Higher Segment Operating Profit 47% Higher Earnings Per Share 60% Higher

2007 ATI Major Markets Aerospace and Defense 30% Jet engine, airframe, armor Chemical Process Industry/Oil & Gas 22% Corrosive chemicals; oil and gas: down hole, offshore, ethanol, LNG Electrical Energy 12% Coal (FGD), natural gas turbines, nuclear, wind energy, distribution transformer Medical 3% Prosthesis devices, MRI Total 67% % of 2007 YTD sales Diversified global specialty metals company

Segment Sales and Operating Profit - YTD A&D CPI Electrical Medical Other East 72 12 6 6 4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Diversified global specialty metals company High Performance Metals Sales: $1.04 Billion Operating Profit: $348 Million, or 34% of Sales Flat-Rolled Products Sales: $1.59 Billion Operating Profit: $327 Million, or 21% of Sales A&D CPI Electrical Medical Other Auto Appliance Construction Machine East 6 28 17 1 6 14 13 9 7 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Aerospace & Defense 72% CPI Oil & Gas 12% Electrical Energy Medical 6% Other 4% 6% 6% CPI Oil & Gas 28% Electrical Energy 17% Other 6% Automotive 14% Food Equipment and Appliances 13% Aerospace & Defense Machine & Cutting Tools 7% Construction & Mining 9%

Flat-Rolled Products Segment Transformation Cost Reductions + Improved Product Mix Shipments Segment Operating Profit J&L Asset Acquisition New Market Focus

Strong Growth in Aerospace & Defense 2002 2003 2004 2005 2006 East 1.9 44 57 100.7 146.6 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Aerospace and Defense Revenue $440 $570 $1,007 $1,466 Millions A world leader in the production of premium titanium alloys, nickel- and cobalt-based alloys and superalloys, and vacuum-melted specialty alloys for commercial and military jet engines - OEM and spare parts Titanium alloys, vacuum-melted specialty alloys and high-strength stainless alloys for commercial and defense airframe components Long-term agreements with Boeing, GE Aviation, other aerospace customers 49% CAGR 787 Dreamliner Debut 7/8/07

Global Fleet Development 2006 2026 3rd Qtr 4th Qtr East 18200 7800 90 20.4 West 0 10400 34.6 31.6 North 0 18200 45 43.9 18,200 36,400 7,800 Retained Fleet 10,400 New Airplanes Replacing Old 18,200 New Airplanes for Growth 28,600 New Airplanes Market Forecast Source: The Boeing Company 2007 Current Market Outlook Jet Engines and Spare Parts Impact to ATI Growth Opportunities: Jet Engines and Spare Parts Titanium Content of Airframes

Strong Growth in CPI/Oil & Gas 2002 2003 2004 2005 2006 East 1.9 21.3 32.5 57.7 91.6 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 CPI/Oil & Gas Revenue $213 $325 $577 $916 Millions Oil & Gas Wide variety of corrosion resistant alloys for offshore and oil sands applications Stainless alloys for ethanol and LNG applications Tungsten products for drill bits. Our diamond matrix materials are often required to enable faster drilling and longer drill bit life Chemical Process Industry Wide range of alloys and technical service to meet most corrosion environments Zirconium products for sulfuric, nitric, acetic, and formic acids and urea processing 63% CAGR Ethanol Plant

Strong Growth in Electrical Energy 2002 2003 2004 2005 2006 East 1.9 225 223 351 522 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Electrical Energy Revenue $225 $223 $351 $522 Millions 32% CAGR Pollution Control Leading supplier of a variety of corrosion resistant alloys for FGD scrubbers Power Distribution One of two domestic producers of grain-oriented silicon electrical steel for global power distribution and power generation transformers Power Generation Leading supplier of alloys for coal, natural gas, and nuclear energy applications Only domestic producer of large castings for wind energy applications FGD Unit Castings for Wind Turbines

2007 YTD Titanium alloys and nickel-based/specialty alloys 45% Precision-Rolled and Engineered strip 12% Tungsten Materials 5% Grain-oriented silicon electrical and tool steel 5% Exotic alloys 3% Total high-value products 70% Stainless sheet 12% Specialty stainless sheet 10% Stainless plate 5% Cast and forged products 3% Total commodity products 30% Specialty Metals Products

Strategic Investments... So Far Albany, OR Albany, OR Rowley, UT Forging Capacity 2006 2007 2008 2009 Planned completion year Press forge Rotary forge Plate finishing expansion VAR/ESR 8 million lbs capacity Ti sponge 8 million lbs capacity Ti sponge 24 million lbs capacity Ti sponge start up 2008 Specialty Plate Nickel-based Alloy 20% melt capacity expansion PAM IV PAM III Investing for our future - $925 million of strategic capital projects Albany, OR 6 million lbs capacity Ti sponge bringing total to 22 million lbs

Rowley, Utah Titanium Sponge Facility Front Back Office

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Titanium Mill Shipments 155 156 139 157 179 146 151 189 219 8 14 22 46 64 335 339 385 408 423 Allvac Core Markets 114 130 140 164 181 187 188 207 209 252 274 288 Allvac 23 18 17 21 18 14 15 23 27 32 37 48 51 52 57 58 71 77 81 Rowley start-up scheduled for late 2008 to add 24 million by mid 2009 ATI - Titanium Sponge Production Growth Albany Started Current = 16 million Albany at 22 million Forecast Albany, OR Control Room Infrastructure in place at Rowley for additional 18 million, if needed 46 million total 64 million potential Rowley, UT construction site

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Titanium Mill Shipments 155 156 139 157 179 146 151 189 219 30 37 45 53 60 335 339 385 408 423 Allvac Core Markets 114 130 140 164 181 187 188 207 209 252 274 288 Allvac 23 18 17 21 18 14 15 23 27 32 37 48 51 52 57 58 71 77 81 ATI - Titanium Mill Products Growth Titanium Billet Titanium Castings Titanium Strip, Bar, Rod, and Wire Forecast Titanium Plate 31 million pounds 62 million pounds

The Switch is On!(tm) Alloy Substitution Duplex and Lean Duplex Alloys Image courtesy of Statoil Architecture Oil and Gas Flexible Flow Line Umbilical Tubes Our Family of Duplex Alloys AL 2003(tm) Lean Duplex AL 2205 Duplex Zeron(r) 100 Super Duplex Zeron is a registered trademark of Weir Materials and Founders Other Markets for our duplex alloys: Power Generation, Desalination and Water Treatment, Chemical Process Industry, Mining

Markets - What's Next? Leading supplier of reactor-grade zirconium and hafnium products for nuclear power plant fuel cladding and structural components. Leading supplier of corrosion resistant alloys for power plant water systems.